Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as President and Chief Executive Officer of VSE Corporation (the "Company"), does hereby certify that to the best of the undersigned's knowledge:

    1) our Annual Report on Form 10-K for the year ending December 31, 2021 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2) the information contained in our Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 10, 2022	/s/ John A. Cuomo
John A. Cuomo
Chief Executive Officer and President